UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 3, 2006
PRA INTERNATIONAL
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51029 (Commission File No.)	54-2040171 (I.R.S. Employer Identification No.)
12120 Sunset Hills Road
Suite 600
Reston, Virginia 20190
(Address of principal executive offices) (ZIP Code)
Registrant’s telephone number, including area code:
(703) 464-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
      On February 3, 2006, the compensation committee of our board of directors approved new forms of option agreements for use in connection with awards of options under our 2004 Incentive Award Plan. We also amended and restated our employment agreements with each of our named executive officers.
      Under the new form agreements, options will vest over time as determined at the grant date and will terminate no later than the seventh anniversary of the grant date. In addition, each form of option agreement provides that if the optionee’s employment is terminated for cause, any vested or unvested portion of the option will terminate. Each form of option agreement defines “cause” as the optionee’s failure to perform duties; material harm of PRA; conviction of a felony or crime involving moral turpitude; or gross misconduct, dishonesty, or fraud. If the optionee’s employment is terminated for any reason other than death, disability or cause, the unvested portion of the option will terminate and the optionee will have thirty days to exercise any vested portion of the option. Upon the optionee’s death or disability, a pro rata portion of the option will vest, based on the amount that would vest on the next anniversary of the grant date, and be exercisable by the optionee’s beneficiary or estate for eighteen months or, if earlier, until the seventh anniversary of the grant date.
      Each form of option agreement also provides that, for a specified noncompetition period, if a named competitor engages or employs the optionee for services substantially related to services the optionee performed for us, the optionee will forfeit all vested and unvested rights under the option agreement. Each form of option agreement defines the noncompetition period as the employment period plus a specified post-employment period depending on the optionee’s status at the grant date. Under the new forms, the post-employment period is six months for vice presidents, nine months for senior vice presidents, twelve months for executive vice presidents and fifteen months for the president and chief executive officer and board members. In addition, the form of option agreement for senior vice presidents, executive vice presidents, and the president and chief executive officer provides a longer noncompete period (eighteen months for senior vice presidents, twenty-four months for executive vice presidents, and thirty months for the president and chief executive officer) which is not limited to named competitors in the event the optionee is terminated without cause, is terminated by reason of disability, or terminates the agreement for good reason within twelve months after a change in control. If the optionee violates the noncompetition provisions, we have the right to repurchase shares the optionee acquired on exercise or to require reimbursement of any proceeds the optionee received from any sale or other disposition of such shares. The optionee also must return any dividends or other distributions paid on such shares.
      The foregoing description of our new forms for our option agreements is qualified in its entirety by the full text of the respective forms of our option agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 and are incorporated by reference herein.
     Under the amended employment agreement with Patrick K. Donnelly, our president and chief executive officer, Mr. Donnelly will receive an annual salary of $425,000, will be eligible for salary increases which may be based on performance and competitive market factors, and will participate in our executive bonus plan with an annual bonus target of $250,000. This agreement will expire on February 28, 2009. If we terminate his employment without good cause or by reason of disability, if the agreement terminates by reason of death, or if Mr. Donnelly terminates his employment for good reason, Mr. Donnelly will be entitled to severance payments equal to fifteen months base salary and benefits. If, within twelve months after a change of control of PRA International, Mr. Donnelly is terminated without cause, is terminated by reason of disability, or terminates his employment for good reason, then Mr. Donnelly will be entitled to severance payments equal to thirty months base salary and benefits. Mr. Donnelly is also entitled to a tax gross up in the event that any amounts payable to him in connection with the employment agreement are subject to the 20% excise tax applicable to excess parachute payments under Section 4999 of the Internal Revenue Code. This tax gross up is designed to put Mr. Donnelly in the position he would have occupied if such excise tax did not apply. Mr. Donnelly is subject to a noncompete with named competitors for the duration of his employment and, following his termination, for a period of fifteen months (thirty months in the event he is terminated without cause, is terminated by reason of disability, or terminates the agreement for good reason within twelve months after a change in control and is not limited to named competitors). The agreement defines good reason to mean a material breach by the Company, a diminution of his title, authority, duties or responsibilities, the requirement to relocate more than 35 miles from his then current location, or not being elected as a member of the Board by PRA International’s shareholders or being removed from the Board without cause in accordance with PRA International’s bylaws.
     The foregoing description of Mr. Donnelly’s employment agreement is qualified in its entirety by the full text of the agreement, which is filed as Exhibit 10.4 and is incorporated by reference herein.
      Under the amended employment agreement with David W. Dockhorn, our executive vice president of global clinical operations, Dr. Dockhorn will receive an annual salary of $297,000, will be eligible for salary increases which may be based on performance and competitive market factors, and will participate in our executive bonus plan with an annual bonus target of $125,000. This agreement will expire on February 28, 2009. If we terminate his employment without good cause or by reason of disability, if the agreement terminates by reason of death, or if Dr. Dockhorn terminates his employment for good reason, Dr. Dockhorn will be entitled to severance payments equal to twelve months base salary and benefits. If, within twelve months after a change of control of PRA International, Dr. Dockhorn is terminated without cause, is terminated by reason of disability, or terminates his employment for good reason, then Dr. Dockhorn will be entitled to severance payments equal to twenty-four months base salary and benefits. Dr. Dockhorn is also entitled to a tax gross up in the event that any amounts payable to him in connection with the employment agreement are subject to the 20% excise tax applicable to excess parachute payments under Section 4999 of the Internal Revenue Code. This tax gross up is designed to put Dr. Dockhorn in the position he would have occupied if such excise tax did not apply. Dr. Dockhorn is subject to a noncompete with named competitors for the duration of his employment and, following his termination, for a period of twelve months (twenty-four months in the event he is terminated without cause, is terminated by reason of disability, or terminates the agreement for good reason within twelve months after a change in control and is not limited to named competitors). The agreement defines good reason to mean a material breach by the Company, a diminution of his title, authority, duties or responsibilities, or the requirement to relocate more than 35 miles from his then current location.
      The foregoing description of Dr. Dockhorn’s employment agreement is qualified in its entirety by the full text of the agreement, which is filed as Exhibit 10.5 and is incorporated by reference herein.
      Under the amended employment agreement with Monika Pietrek, our executive vice president of global scientific and medical affairs, Dr. Pietrek will receive an annual salary of EUR233,500, will be eligible for salary increases which may be based on performance and competitive market factors, and will participate in our executive bonus plan with an annual bonus target of USD$125,000. If we terminate her employment without proper cause, we are bound by a notice period of twelve months. If the agreement terminates by reason of death, or if Dr. Pietrek terminates her employment for good reason, Dr. Pietrek will be entitled to a severance payment equal to twelve months base salary and car allowance. If, within twelve months after a change of control of PRA International, Dr. Pietrek is terminated without proper cause, we are bound by a notice period of twelve months and Dr. Pietrek is entitled to a severance payment equal to twelve months base salary and car allowance. If, within twelve months after a change in control of PRA International, Dr. Pietrek terminates her employment for good reason, then Dr. Pietrek will be entitled to a severance payment equal to twenty-four months base salary and car allowance. Dr. Pietrek is also entitled to a tax gross up in the event that any amounts payable to her in connection with the employment agreement are subject to the 20% excise tax applicable to excess parachute payments under Section 4999 of the Internal Revenue Code. This tax gross up is designed to put Dr. Pietrek in the position she would have occupied if such excise tax did not apply. Dr. Pietrek is subject to a noncompete covenant with named competitors for the duration of her employment (including her notice period) and, following her termination, for a period of twelve months. In the event Dr. Pietrek is terminated without proper cause or terminates her employment for good reason within twelve months after a change in control, the noncompete covenant is not limited to named competitors. During the post-contractual non-competition period, Dr. Pietrek is entitled to a non compete compensation equal to 75% of her most recent contractual remuneration. The agreement defines good reason to mean a material breach by the Company, a diminution of her title, authority, duties or responsibilities, or the requirement to relocate more than 35 miles from her then current location.
      The foregoing description of Dr. Pietrek’s employment agreement is qualified in its entirety by the full text of the agreement, which is filed as Exhibit 10.6 and is incorporated by reference herein.
      Under the amended employment agreement with James C. Powers, our executive vice president of business development, Mr. Powers will receive an annual salary of $242,000, will be eligible for salary increases which may be based on performance and competitive market factors, and will participate in our executive bonus plan with an annual bonus target of $175,000. This agreement will expire on February 28, 2009. If we terminate his employment without good cause or by reason of disability, if the agreement terminates by reason of death, or if Mr. Powers terminates his employment for good reason, Mr. Powers will be entitled to severance payments equal to twelve months base salary and benefits. If, within twelve months after a change of control of PRA International, Mr. Powers is terminated without cause, is terminated by reason of disability, or terminates his employment for good reason, then Mr. Powers will be entitled to severance payments equal to twenty-four months base salary and benefits. Mr. Powers is also entitled to a tax gross up in the event that any amounts payable to him in connection with the employment agreement are subject to the 20% excise tax applicable to excess parachute payments under Section 4999 of the Internal Revenue Code. This tax gross up is designed to put Mr. Powers in the position he would have occupied if such excise tax did not apply. Mr. Powers is subject to a noncompete with named competitors for the duration of his employment and, following his termination, for a period of twelve months (twenty-four months in the event he is terminated without cause, is terminated by reason of disability, or terminates the agreement for good reason within twelve months after a change in control and is not limited to named competitors). The agreement defines good reason to mean a material breach by the Company, a diminution of his title, authority, duties or responsibilities, or the requirement to relocate more than 35 miles from his then current location.
      The foregoing description of Mr. Powers’ employment agreement is qualified in its entirety by the full text of the agreement, which is filed as Exhibit 10.7 and is incorporated by reference herein.
     Under the amended employment agreement with Bruce A. Teplitzky, our executive vice president of business development, Mr. Teplitzky will receive an annual salary of $240,500, will be eligible for salary increases which may be based on performance and competitive market factors, and will participate in our executive bonus plan with an annual bonus target of $175,000. This agreement will expire on February 28, 2009. If we terminate his employment without good cause or by reason of disability, if the agreement terminates by reason of death, or if Mr. Teplitzky terminates his employment for good reason, Mr. Teplitzky will be entitled to severance payments equal to twelve months base salary and benefits. If, within twelve months after a change of control of PRA International, Mr. Teplitzky is terminated without cause, is terminated by reason of disability, or terminates his employment for good reason, then Mr. Teplitzky will be entitled to severance payments equal to twenty-four months base salary and benefits. Mr. Teplitzky is also entitled to a tax gross up in the event that any amounts payable to him in connection with the employment agreement are subject to the 20% excise tax applicable to excess parachute payments under Section 4999 of the Internal Revenue Code. This tax gross up is designed to put Mr. Teplitzky in the position he would have occupied if such excise tax did not apply. Mr. Teplitzky is subject to a noncompete with named competitors for the duration of his employment and, following his termination, for a period of twelve months (twenty-four months in the event he is terminated without cause, is terminated by reason of disability, or terminates the agreement for good reason within twelve months after a change in control and is not limited to named competitors). The agreement defines good reason to mean a material breach by the Company, a diminution of his title, authority, duties or responsibilities, or the requirement to relocate more than 35 miles from his then current location.
     The foregoing description of Mr. Teplitzky’s employment agreement is qualified in its entirety by the full text of the agreement, which is filed as Exhibit 10.8 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Option Agreement (Optionees other than Senior Vice Presidents, Executive Vice Presidents, President and Directors).

10.2	Form of Option Agreement (Senior Vice Presidents, Executive Vice Presidents and President).

10.3	Form of Option Agreement (Directors).

10.4	Employment Agreement dated February 3, 2006 between PRA International and Patrick K. Donnelly.

10.5	Employment Agreement dated February 3, 2006 between PRA International and David W. Dockhorn.

10.6	Employment Agreement dated February 3, 2006 between PRA International and Monika Pietrek

10.7	Employment Agreement dated February 3, 2006 between PRA International and James C. Powers.

10.8	Employment Agreement dated February 3, 2006 between PRA International and Bruce A. Teplitzky.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRA INTERNATIONAL

Date: February 9, 2006	By:	/s/ Spiro Fotopoulos Spiro Fotopoulos
Managing Attorney